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                                                                   EXHIBIT 17(a)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                           AIM NEW PACIFIC GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 31, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                       CONTROL NUMBER:


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.




                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature (if held jointly)

                                       -----------------------------------------
                                       Dated                            10527_02






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

1. To approve an Agreement and Plan of Reorganization among AIM Growth Series,         FOR            AGAINST     ABSTAIN
   acting on behalf of AIM New Pacific Growth Fund, AIM International Funds,
   Inc., acting on behalf of AIM Asian Growth Fund and A I M Advisors, Inc..           [ ]              [ ]         [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.